AUGUST 9, 2017

SUPPLEMENT TO

HARTFORD SCHRODERS FUNDS PROSPECTUS

(CLASS A, CLASS T, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5, CLASS Y AND CLASS F SHARES)

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED MAY 11, 2017

(THE HARTFORD MUTUAL FUNDS II, INC.)

HARTFORD SCHRODERS FUNDS PROSPECTUS (CLASS SDR)

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED MAY 11, 2017

(THE HARTFORD MUTUAL FUNDS II, INC.)

On August 2, 2017, the Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved a Plan of Liquidation for the Hartford Schroders Income Builder Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about October 20, 2017 (the “Liquidation Date”).  The Board determined that the Liquidation is in the best interests of the Fund. If you are invested in the Fund through a qualified account, such as an individual retirement account (“IRA”), important information applies to you and is provided below.

SUSPENSION OF SALES. Effective after market close on or about September 8, 2017, the Fund will no longer sell shares to new investors.  The Fund will remain open to existing retirement plans and current shareholders until shortly before the Liquidation Date. Orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.  In addition, we expect to close the Fund to automatic investments approximately two weeks before the Liquidation Date.

LIQUIDATION OF ASSETS. To prepare for the Liquidation, it is anticipated that the Fund will depart from its stated investment objective and policies as it prepares to distribute its assets to investors.  It is anticipated that the Fund’s sub-adviser will increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests.  As a result, the Fund’s portfolio may consist of all or substantially all cash or cash equivalents prior to the Liquidation Date.  This may adversely affect the Fund’s performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing expense limitations are expected to be maintained.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund as of the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date, other than as disclosed below.  The Fund’s investment manager, Hartford Funds Management Company, LLC (“HFMC”), will bear all expenses associated with the Liquidation to the extent such expenses exceed the amount of the Fund’s normal and customary fees and operating expenses. However, the Fund and its shareholders will bear transaction costs associated with the sale of the Fund’s holdings prior to Liquidation.

OTHER ALTERNATIVES. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of another Hartford Fund.  For example, Class A shareholders may exchange their Class A shares of the Fund for Class A share of another Hartford Fund prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge.  In addition, the contingent deferred sales charge applicable to redemptions on Class C shares will be waived on any redemption.  Before exchanging shares, you should carefully read the Prospectus section entitled “Exchanging Shares.”

U.S. FEDERAL INCOME TAX MATTERS. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of the Fund in excess of your tax basis, you will realize a capital gain, and if you receive an amount in liquidation of the Fund less than your tax basis, you will realize a capital loss. Prior to the Liquidation Date, the Fund may make distributions of income and capital gains, which may be taxable. If you have questions, you should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

FINANCIAL INTERMEDIARY. If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions. If you are invested through a qualified account (such as an IRA), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION IF YOU ARE INVESTED IN THE FUND THROUGH A QUALIFIED ACCOUNT AND YOU OPENED YOUR ACCOUNT DIRECTLY WITH HARTFORD FUNDS.

Traditional IRA, Roth IRA, SIMPLE, SEP AND 403 Plans (“Qualified Account”).

We encourage shareholders invested in the Fund through Qualified Accounts to provide instructions for the exchange or reinvestment of Fund shares prior to the Liquidation Date. If a Qualified Account shareholder does not provide these instructions, Fund shares held on the Liquidation Date in the Fund will be exchanged for shares of The Hartford Short Duration Fund (“Short Duration Fund”) consistent with the direction disclosed in the shareholder’s Qualified Account custodial agreement. The Short Duration Fund has a different investment objective, principal strategies and principal risks than the Fund.

For more information, shareholders are urged to request a copy of the Prospectus of the Short Duration Fund by calling 1-888-843-7824 or by visiting www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by sending an e-mail request to orders@mysummaryprospectus.com. If you do not wish to be invested in the Short Duration Fund, you must contact the Fund at 1-888-843-7824 before October 20, 2017. Otherwise, you will be invested in the corresponding class of the Short Duration Fund (for example, Class A shares of the Fund will be exchanged into Class A shares of the Short Duration Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.

If we do not hear from you with directions before October 20, 2017, you will have been deemed to have directed the investment into the Short Duration Fund and consented to the strategy, fees and expenses, and risks associated with the Short Duration Fund. Thereafter, the Short Duration Fund’s Summary Prospectus will be mailed to you. HFMC does not provide investment advice or recommendations and does not serve as a fiduciary.

This Supplement should be retained with your Prospectus for future reference.

HV-7328	August 2017

AUGUST 9, 2017

SUPPLEMENT TO THE

HARTFORD SCHRODERS FUNDS STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED MAY 11, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

(1)   Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – ADVISORY FEE PAYMENT HISTORY,” the second paragraph below the expense reimbursement chart is deleted in its entirety and replaced with the following:

Pursuant to the investment management agreement, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Pursuant to the investment sub-advisory agreement, the sub-adviser shall exercise its best judgment in rendering services under the sub-advisory agreement. The sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, HFMC, or any Fund in connection with the matters to which the sub-advisory agreement relates except a loss resulting from the sub-adviser’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the sub-advisory agreement, provided, however, that nothing in the sub-advisory agreement shall be deemed to protect the sub-adviser against any liability to HFMC or its affiliates for, and the sub-adviser shall indemnify and hold harmless HFMC and claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) the sub-adviser causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to the sub-adviser that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by the sub-adviser in writing for use in such materials; (3) a material breach of the sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of the sub-adviser in the performance of its duties and obligations under the sub-advisory agreement (except to the extent that the loss results from HFMC’s or the Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreement or the investment management agreement).

(2)   Effective November 1, 2017, the information under the heading “TRANSFER AGENT” is deleted in its entirety and replaced with the following:

HASCO, located at 690 Lee Road, Wayne, PA 19087, is the transfer agent for each Fund.  As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders.

An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to each Fund and the terms pursuant to which each Fund pays compensation to HASCO for providing such services.  Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS.  BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.  In addition to BFDS, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for each Fund, provided that such sub-agents do not provide distribution services for such Fund.

In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO.  Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services.

For providing such services, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund, including: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company,

Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.  The transfer agency fee payable by each Fund to HASCO is subject to certain expense limitation arrangements that are included in the Amended and Restated Transfer Agency and Service Agreement and are contractually binding on HASCO.

Each Fund does not pay any fee directly to BFDS (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to BFDS (any other designated sub-agent) and financial intermediaries.  In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Funds) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.